(THE PRIMARY TREND FUNDS LOGO)

                                                                      PROSPECTUS

                                                                     THE PRIMARY
                                                                      TREND FUND

                                                                     THE PRIMARY
                                                                     INCOME FUND

                                                                THE PRIMARY U.S.
                                                                 GOVERNMENT FUND

                                                            MILWAUKEE, WISCONSIN
                                                                OCTOBER 31, 1999

PROSPECTUS                                                      OCTOBER 31, 1999

                         (THE PRIMARY TREND FUNDS LOGO)

 The Primary Trend Funds are a family of three 100% no load mutual funds offering various investment choices:

                      o  THE PRIMARY TREND FUND
                         (invests mainly in common stocks)

  o THE PRIMARY INCOME FUND                  o THE PRIMARY U.S. GOVERNMENT FUND
    (invests mainly in dividend-paying         (invests mainly in U.S.
    common stocks and to a lesser              government securities)
    extent in fixed-income securities
    and preferred stocks)

 Please read this Prospectus and keep it for future reference. It contains important information, including information on how The Primary Trend Funds invest and the services they offer to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Primary Trend Fund, Inc.
The Primary Income Funds, Inc.
700 North Water Street
Milwaukee, WI  53202

1-800-443-6544
(Fund Information Provided by Arnold
Investment Counsel Incorporated)

1-800-968-2122
(Account Information Provided by Firstar
Mutual Fund Services, LLC)

www.primarytrendfunds.com

                               TABLE OF CONTENTS

Questions Every Investor Should Ask Before
  Investing in The Primary Trend Funds.                                      1

Fees and Expenses                                                            7

Who Manages the Funds?                                                       8

How Are The Funds' Share Prices
  Determined?                                                                8

How Do I Open An Account and
  Purchase Shares?                                                           8

How Do I Sell My Shares?                                                    11

May Shareholders Make Exchanges
  Between Funds?                                                            12

What About Dividends, Capital Gains
  Distributions and Taxes?                                                  13

What About the Year 2000 Issue?                                             13

Financial Highlights                                                        14

QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING
  IN THE PRIMARY TREND FUNDS

1. WHAT ARE THE GOALS OF THE PRIMARY TREND FUNDS?

   THE PRIMARY TREND FUND                                 NASDAQ SYMBOL:  PTFDX

   The Primary Trend Fund seeks capital growth and income.

   THE PRIMARY INCOME FUND                                NASDAQ SYMBOL:  PINFX

   The Primary Income Fund seeks current income with an opportunity for capital growth.

   THE PRIMARY U.S. GOVERNMENT FUND                       NASDAQ SYMBOL:  PGUSX

   The Primary U.S. Government Fund seeks current income.

   Although they have no intention of doing so, each Fund may change its investment objective without obtaining shareholder approval.

2. WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE PRIMARY TREND FUNDS?

   THE PRIMARY TREND FUND

   The Primary Trend Fund invests primarily in common stocks of U.S. companies. Most, but not all, of its common stock investments pay dividends. Typically The Primary Trend Fund invests in well-established mid- to large-capitalization companies (market capitalizations of $1 billion or more) having an operating history of ten or more years. The Fund's investment adviser favors "value" stocks and shuns stocks where the price reflects a premium because of their popularity. The Fund's investment adviser considers a number of financial characteristics such as earnings growth, book value, dividends, asset value and liquidation value in determining whether or not a company's stock is undervalued.

   THE PRIMARY INCOME FUND

   The Primary Income Fund invests primarily in dividend-paying common stocks of United States companies. The Primary Income Fund typically invests in well-established mid- to large-capitalization companies (market capitalizations of $1 billion or more) having an operating history of ten or more years, favors "value" stocks, and shuns stocks where the price reflects a premium because of their popularity. The Primary Income Fund also invests in preferred stocks, which may or may not be convertible into common stock. When the Fund invests in non-convertible preferred stock, the investment adviser considers the amount of the dividend payment and the capacity and the willingness of the issuer to continue to make dividend payments. When the Fund invests in convertible preferred stocks (as well as other convertible securities) the investment adviser also considers whether the underlying common stock investment is a suitable investment for the Fund.

   The Primary Income Fund also invests in investment-grade (i.e., ranked in one of the four highest credit ratings by a nationally recognized rating agency) corporate bonds and U.S. Government securities. In purchasing debt securities, the investment adviser considers the maturity of the security as well as the credit quality of the issuer. It will lengthen or shorten the maturity of the Fund's portfolio of debt securities depending on its view of the direction of interest rates. The weighted average maturity of its portfolio of debt securities may be as short as two years or as long as thirty years. It will increase or decrease the percentage of debt securities invested in corporate bonds as compared to U.S. Government securities depending on the relative attractiveness of these classes of debt securities.

   The Primary Income Fund normally has more than 25% of its assets invested in the utilities industry.

   THE PRIMARY U.S. GOVERNMENT FUND

   The Primary U.S. Government Fund invests 80% or more of its assets in U.S. government securities. The securities may include direct obligations of the U.S. Treasury as well as securities of agencies or instrumentalities of the U.S. government. Securities of U.S. agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. The balance of the Primary U.S. Government Fund's investments may be invested in investment-grade corporate bonds or money market instruments.

   The Primary U.S. Government Fund's weighted average maturity of the portfolio may be as short as two years or as long as thirty years. The Primary U.S. Government Fund considers interest rate trends as well as economic and market information before determining its desired weighted average maturity.
The Primary U.S. Government Fund will invest in investment-grade corporate bonds instead of U.S. government securities when the yield differential between U.S. government securities and investment-grade corporate bonds widens sufficiently to justify the increased credit risk associated with investment-grade corporate bonds.

ALL FUNDS

   Each of the Funds, in response to adverse market, economic, political or other conditions, may take temporary defensive positions. This means a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or commercial paper master notes). The Primary Trend Fund and The Primary Income Fund will not be able to achieve their investment objective of capital growth to the extent that they invest in money market instruments since these securities earn interest but do not appreciate in value. Also these investments will usually have a lower yield than the longer term debt securities in which The Primary Income Fund and The Primary U.S. Government Fund may invest. When a Fund is not taking a temporary defensive position, it still may hold some cash and money market instruments in order to take advantage of investment opportunities, or so it can pay expenses and satisfy redemption requests.

   None of the Funds attempt to achieve their investment objectives by frequent trading of securities. None of the Funds use options, futures and other derivative instruments to enhance yield or to hedge against loss. The Funds believe such instruments are highly speculative and not in the best interest of the conservative investor for whom the Funds are designed.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PRIMARY TREND FUNDS?

   Investors in the Primary Trend Funds may lose money. There are risks associated with investments in the types of securities in which the Primary Trend Funds invest. These risks include:

   THE PRIMARY             THE PRIMARY                     THE PRIMARY
   TREND FUND              INCOME FUND                     U.S. GOVERNMENT FUND
   ----------------------  -----------------------------   --------------------
   o Market Risk           o Market Risk                   o Market Risk
   o Value Investing Risk  o Value Investing Risk          o Interest Rate Risk
                           o Industry Concentration Risk   o Credit Risk
                           o Interest Rate Risk            o Prepayment Risk
                           o Credit Risk
                           o Prepayment Risk

   o MARKET RISK: The prices of the securities in which the Primary Trend Funds invest may decline for a number of reasons. The price declines of common stocks and bonds may be steep, sudden and/or prolonged.

   o VALUE INVESTING RISK: The Primary Trend Fund and The Primary Income Fund primarily invest in "value" stocks. Our investment adviser may be wrong in its assessment of a company's value and the stocks these Funds hold may not reach what the investment adviser believes are their full values.
     From time to time, "value" investing falls out of favor with investors. During these periods, these Funds' relative performance may lag.

   o INDUSTRY CONCENTRATION RISK: The Primary Income Fund's policy of normally investing more than 25% of its assets in the utilities industry means that this Fund may be adversely affected by developments affecting this industry. Utility companies are sensitive to changes in interest rates and other economic conditions, governmental regulation, the price and availability of fuel, environmental protection or energy conservation practices, the level and demand for services, increased competition in deregulated sectors, and the cost and delay of technological developments. The value of shares of The Primary Income Fund may fluctuate more than if it invested in a broader variety of industries.

   o INTEREST RATE RISK: The Primary U.S. Government Fund will invest only in debt securities and each of The Primary Trend Fund and The Primary Income Fund may invest in debt securities. In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. There have been extended periods of increases in interest rates that have caused significant declines in bond prices.

   o CREDIT RISK: Each of the Funds may invest in debt securities not backed by the full faith and credit of the United States. The issuers of such bonds and other debt securities may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the issuer, leading to greater volatility in the price of the security.

   o PREPAYMENT RISK: The issuers of bonds and other debt securities held by the Funds may prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making the security more sensitive to interest rate changes.

   BECAUSE OF THESE RISKS THE FUNDS ARE A SUITABLE INVESTMENT ONLY FOR THOSE INVESTORS WHO HAVE LONG-TERM INVESTMENT GOALS. PROSPECTIVE INVESTORS WHO ARE UNCOMFORTABLE WITH AN INVESTMENT THAT WILL FLUCTUATE IN VALUE SHOULD NOT INVEST IN THE FUNDS.

4. HOW HAVE THE PRIMARY TREND FUNDS PERFORMED?

   The bar charts and tables that follow provide some indication of the risks of investing in the Primary Trend Funds by showing changes in their performance from year to year and how their average annual returns over various periods compare to the performance of various broad-based securities indexes. Please remember that each Fund's past performance is not necessarily an indication of its future performance.

                             THE PRIMARY TREND FUND
                        (Total return per calendar year)

                         1989                     8.91%
                         1990                    -1.73%
                         1991                    19.55%
                         1992                     0.23%
                         1993                    11.41%
                         1994                    -0.13%
                         1995                    16.20%
                         1996                    29.98%
                         1997                    18.19%
                         1998                    -2.01%

Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 13.43% (quarter ended March 31, 1991) and the lowest total return for a quarter was -10.31% (quarter ended September 30, 1998).

       The Fund's 1999 year to date total return is 2.30% (January 1, 1999 through the quarter ended September 30, 1999).

AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIODS ENDING
    DECEMBER 31, 1998)            PAST YEAR   PAST FIVE YEARS   PAST TEN YEARS
----------------------------      ---------   ---------------   --------------
The Primary Trend Fund              -2.01%         11.80%            9.58%
S&P 500*<F1>                        28.58%         24.06%           19.21%

*<F1> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.

                            THE PRIMARY INCOME FUND
                        (Total return per calendar year)
                         1990                     3.77%
                         1991                    21.49%
                         1992                     2.28%
                         1993                    15.43%
                         1994                    -2.59%
                         1995                    20.62%
                         1996                    20.09%
                         1997                    25.51%
                         1998                     0.53%

Note: During the nine year period shown on the bar chart, the Fund's highest total return for a quarter was 10.67% (quarter ended September 30, 1991) and the lowest total return for a quarter was -4.85% (quarter ended September 30, 1990).

       The Fund's 1999 year to date total return is -3.71% (January 1, 1999 through the quarter ended September 30, 1999).

AVERAGE ANNUAL TOTAL RETURNS                                SINCE THE INCEPTION
  (FOR THE PERIODS ENDING                                       OF THE FUND
    DECEMBER 31, 1998)        PAST YEAR    PAST FIVE YEARS  (SEPTEMBER 1, 1989)
----------------------------  ---------    ---------------  -------------------
The Primary Income Fund          0.53%          12.23%             11.55%
S&P 500                         28.58%          24.06%             17.41%
S&P Utilities Index*<F2>        14.79%          13.89%             12.36%

*<F2> The S&P Utilities Index is a market capitalization weighted composite of the electric, natural gas and telephone utility companies in the S&P 500.

                        THE PRIMARY U.S. GOVERNMENT FUND
                        (Total return per calendar year)
                         1990                     8.27%
                         1991                    14.71%
                         1992                     3.56%
                         1993                     8.46%
                         1994                    -3.14%
                         1995                    14.03%
                         1996                     3.76%
                         1997                     6.13%
                         1998                     5.74%

Note: During the nine year period shown on the bar chart, the Fund's highest total return for a quarter was 5.76% (quarter ended December 31, 1990) and the lowest total return for a quarter was -2.63% (quarter ended March 31, 1994).

       The Fund's 1999 year to date total return is 1.31% (January 1, 1999 through the quarter ended September 30, 1999).

AVERAGE ANNUAL TOTAL RETURNS                                SINCE THE INCEPTION
  (FOR THE PERIODS ENDING                                       OF THE FUND
    DECEMBER 31, 1998)        PAST YEAR    PAST FIVE YEARS  (SEPTEMBER 1, 1989)
----------------------------  ---------    ---------------  -------------------
The Primary U.S.
  Government Fund                5.74%           5.16%              6.84%
Lehman Intermediate U.S.
  Government Bond Index*<F3>     8.47%           6.45%              8.01%

*<F3> The Lehman Intermediate U.S. Government Bond Index is an unmanaged index consisting of all U.S. Treasury and agency bonds having an effective maturity of not less than one year or more than ten years weighted according to market capitalization.

FEES AND EXPENSES

   The table below describes the fees and expenses that you may pay if you buy and hold shares of the Primary Trend Funds.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                       THE PRIMARY              THE PRIMARY              THE PRIMARY U.S.
                                                       TREND FUND               INCOME FUND              GOVERNMENT FUND
                                                       ---------------          ---------------          ----------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a Percentage of offering price)                  No Sales Charge          No Sales Charge          No Sales Charge
Maximum Deferred Sales Charge (Load)                   No Deferred              No Deferred              No Deferred
                                                       Sales Charge             Sales Charge             Sales Charge
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends And Distributions               No Sales Charge          No Sales Charge          No Sales Charge
Redemption Fee                                         None*<F4>                None*<F4>                None*<F4>
Exchange Fee                                           None**<F5>               None**<F5>               None**<F5>

 *<F4>  Our transfer agent charges a fee of $12.00 for each wire redemption.
**<F5>  Our transfer agent charges a fee of $5.00 for each telephone exchange.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                        0.74%                    0.74%                    0.65%
Distribution and/or Service (12b-1) Fees               0.00%                    0.00%                    0.00%
Other Expenses                                         0.53%                    1.38%                    5.32%
Total Annual Fund Operating Expenses                   1.27%                    2.12%(1)<F6>             5.97%(1)<F6>

(1)<F6>   Both The Primary Income Fund and The Primary U.S. Government Fund had actual Total Annual Fund Operating Expenses for the most recent fiscal year that were less than the amounts shown.  Our investment adviser reimbursed each Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses did not exceed the amounts set forth below.

                              The Primary Income Fund                                1.00%
                              The Primary U.S. Government Fund                       1.00%

          Our investment adviser may discontinue these reimbursements at any time, but will not do so prior to June 30, 2000.

EXAMPLE

   This Example is intended to help you compare the cost of investing in the Primary Trend Funds with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                          1 YEAR  3 YEARS   5 YEARS    10 YEARS
                                          ------  -------   -------    --------
The Primary Trend Fund                     $129      $403      $697     $1,534
The Primary Income Fund(1)                 $215      $664    $1,139     $2,452
The Primary U.S. Government Fund(1)<F7>    $594    $1,765    $2,913     $5,688

(1)<F7> During the most recent fiscal year, our investment adviser reimbursed each of The Primary Income Fund and The Primary U.S. Government Fund in amounts such that Total Annual Fund Operating Expenses equaled 1.00%. Assuming Total Annual Fund Operating Expenses of 1.00%, your costs, based on an assumed $10,000 investment and 5% annual return, would be:

                                          1 Year  3 Years   5 Years    10 Years
                                          ------  -------   -------    --------
                                           $102      $318      $552     $1,225

WHO MANAGES THE FUNDS?

   Arnold Investment Counsel Incorporated (the "Adviser") is the investment adviser to each of the Funds. The Adviser's address is:

                        First Financial Centre
                        700 North Water Street
                        Milwaukee, Wisconsin  53202

   The Adviser has been in business since 1978 and has been the Funds' only investment adviser. As the investment adviser to the Funds, the Adviser manages the investment portfolio of each Fund. All of the decisions it makes concerning the securities to buy and sell for the Funds are made by the Funds' portfolio managers, Lilli Gust and Barry Arnold. Ms. Gust has been an officer of the Adviser since 1978 and Mr. Arnold has been an officer or employee of the Adviser since 1987. During the last fiscal year, each Fund paid the Adviser an annual investment advisory fee equal to the following percentages of average net assets:

                        The Primary Trend Fund              0.74%
                        The Primary Income Fund             0.74%
                        The Primary U.S. Government Fund    0.65%

HOW ARE THE FUNDS' SHARE PRICES DETERMINED?

   The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. The Primary Trend Fund and The Primary Income Fund calculate their net asset values as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The Primary U.S. Government Fund also calculates its net asset value as of the close of regular trading on the New York Stock Exchange but not on Columbus Day and Veterans Day. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost, which the Board of Directors has determined accurately reflects the fair value of such instruments. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

HOW DO I OPEN AN ACCOUNT AND PURCHASE SHARES?

HOW TO PURCHASE SHARES FROM THE FUNDS

   1. Read this Prospectus carefully.

   2. Determine how much you want to invest keeping in mind the following minimums:

                 o   New accounts                            $500
                 o   Automatic Investment Plan               $ 50
                 o   Dividend reinvestment             No Minimum
                 o   Additional investments:
                            (by mail)                        $100
                            (by wire transfer)               $500

   3. Complete an Account Application, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. If you have any questions or need applications or forms, please call 1-800-968-2122.

   4. Make your check payable to The Primary Trend Funds. All checks must be drawn on U.S. banks. The Funds will not accept cash or third party checks. FIRSTAR MUTUAL FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $20 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

   5. Send the application and check to:

                        BY FIRST CLASS MAIL
                              The Primary Trend Funds
                              c/o Firstar Mutual Fund Services, LLC
                              P.O. Box 701
                              Milwaukee, WI 53201-0701

                        BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
                              The Primary Trend Funds
                              c/o Firstar Mutual Fund Services, LLC
                              3rd Floor
                              615 East Michigan Street
                              Milwaukee, WI 53202-5207

PLEASE DO NOT SEND LETTERS BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

If you wish to open an account by wire, please call 1-800-968-2122 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. YOU SHOULD WIRE FUNDS TO:

                        Firstar Bank Milwaukee, N.A.
                        777 East Wisconsin Avenue
                        Milwaukee, WI 53202
                        ABA #075000022

                        CREDIT:
                        Firstar Mutual Fund Services, LLC
                        Account #112-952-137

                        FURTHER CREDIT:
                        (name of Fund to be purchased)
                        (shareholder registration)
                        (shareholder account number, if known)

   You should then send a properly signed Account Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT FIRSTAR BANK MILWAUKEE, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND FIRSTAR BANK MILWAUKEE, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

   Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

   The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

      o Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

      o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

      o Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

      o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

      o Be authorized to accept purchase orders on behalf of the Funds. This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's receipt of the customer's order.

   If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS

   The Funds may reject any Account Application for any reason. The Funds will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Funds.

   The Funds will not issue certificates evidencing shares purchased unless the investor makes a written request for a certificate. The Funds will send investors a written confirmation for all purchases of shares, whether or not evidenced by certificates.

   The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds also offer the following retirement plans:

                    o  Traditional IRA
                    o  Roth IRA
                    o  SEP-IRA
                    o  Simple IRA
                    o  Defined Contribution Retirement Plans
                    o  401(k) Plan
                    o  403 (b)(7) Custodial Accounts

Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Funds at 1-800-968-2122. The Funds recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

HOW DO I SELL MY SHARES?

HOW TO REDEEM (SELL) SHARES DIRECTLY WITH THE FUND

   1. Complete a redemption form that may be obtained by calling the Funds at 1-800-443-6544 or prepare a letter of instruction containing:

               o  the name of the Fund(s)
               o  account number(s)
               o  the amount of money or number of shares being redeemed
               o  the name(s) on the account
               o  daytime phone number
               o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, Firstar Mutual Fund Services, LLC, in advance, at 1-800-968-2122 if you have any questions.

   2. Sign the redemption form or letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

   3. If there are certificates representing your shares, enclose the certificates or execute a stock power exactly as your shares are registered.

   4. Have the SIGNATURES GUARANTEED by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

               o  The redemption proceeds will be in excess of $10,000
               o The redemption request is made within 15 days of a change of address
               o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered
               o The redemption proceeds are to be sent to an address other than the address of record

       A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

   5.  Send the redemption form or letter of instruction to:

                    BY FIRST CLASS MAIL
                         The Primary Trend Funds
                         c/o Firstar Mutual Fund Services, LLC
                         Shareholder Services Center
                         P.O. Box 701
                         Milwaukee, WI  53201-0701

                    BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
                         The Primary Trend Funds
                         c/o Firstar Mutual Fund Services, LLC
                         3rd Floor
                         615 East Michigan Street
                         Milwaukee, WI  53202-5207

PLEASE DO NOT SEND REDEMPTION FORMS OR LETTERS OF INSTRUCTION BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

   If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

   The redemption price per share you receive for redemption requests is the next determined net asset value after:

       o Firstar Mutual Fund Services, LLC receives your written request in proper form with all required information.

       o A Servicing Agent that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS

       o For those shareholders who redeem shares by mail, Firstar Mutual Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

       o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

   When redeeming shares of the Funds, shareholders should consider the following:

       o   The redemption may result in a taxable gain.

       o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

       o The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

       o If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

       o Firstar Mutual Fund Services, LLC currently charges a fee of $12 when transferring redemption proceeds to your designated bank account by wire.

       o If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

       o While highly unlikely, the Funds may pay redemption requests "in kind." This means that the Funds may pay redemption requests entirely or partially with securities rather than with cash.

MAY SHAREHOLDERS MAKE EXCHANGES BETWEEN FUNDS?

   Shares of any of the Primary Trend Funds may be exchanged for shares of any other Primary Trend Fund or the Firstar Money Market Fund at their relative net asset values. (An affiliate of Firstar Mutual Fund Services, LLC advises the Firstar Money Market Fund. Please call 1-800-968-2122 for a prospectus describing Firstar Money Market Fund.) You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

   1. Read carefully this Prospectus and, if applicable, the prospectus for Firstar Money Market Fund.

   2. Determine the number of shares you want to exchange keeping in mind that telephone exchanges are subject to a $1,000 minimum.

   3. Write to The Primary Trend Funds, c/o Firstar Mutual Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or call Firstar Mutual Fund Services, LLC at 1-800-968-2122. Firstar Mutual Fund Services, LLC charges a fee of $5.00 for each telephone exchange. There is no charge for a written exchange.

WHAT ABOUT DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES?

  The Primary Trend Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. The Primary Income Fund and the Primary U.S. Government Fund distribute substantially all of their net investment income monthly and substantially all of their capital gains annually. You have two distribution options:

       o   AUTOMATIC REINVESTMENT -- Both dividend and capital gains
                                    distributions will be reinvested in
                                    additional Fund shares.

       o   ALL CASH OPTION -- Both dividend and capital gains distributions will be paid in cash.

   You may make this election on the Account Application. You may change your election by writing to Firstar Mutual Fund Services, LLC or by calling 1-800-968-2122.

   Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Primary Trend Fund and The Primary Income Fund expect that their distributions will consist of both ordinary income and long-term capital gains. The Primary U.S. Government Fund expects that its distributions will consist primarily of ordinary income.

WHAT ABOUT THE YEAR 2000 ISSUE?

   The Funds' operations depend on the seamless functioning of computer systems in the financial service industry, including those of the Adviser, and the Funds' administrator, custodian and transfer agent. Many computer systems in use today cannot properly process date-related information after December 31,1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of security trades, pricing and account servicing for the Funds.

   The Adviser has made compliance with the Year 2000 Issue a high priority and is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its computer systems. The Funds have also been informed that comparable steps are being taken by their other major service providers. The Adviser does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as investment adviser to the Funds. However, the Funds cannot guarantee that all Year 2000 Issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 Issues could result in an adverse impact on the Funds. The Year 2000 Issue could also have a negative impact on the companies in which the Funds invest, which could hurt the Funds' investment returns.

FINANCIAL HIGHLIGHTS

   The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years of operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the Annual Report which is available upon request.

                                                       THE PRIMARY TREND FUND

                                                                                 FOR THE YEARS ENDED JUNE 30,
                                                              ------------------------------------------------------------------
                                                               1999           1998           1997           1996           1995
                                                              ------         ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $13.98         $14.82         $12.59         $12.10         $10.98
                                                              ------         ------         ------         ------         ------
Net investment income                                           0.19           0.13           0.21           0.21           0.23
Net realized and unrealized gain on investments                 0.23           1.60           2.98           1.30           1.55
                                                              ------         ------         ------         ------         ------
Total from investment operations                                0.42           1.73           3.10           1.51           1.78
                                                              ------         ------         ------         ------         ------
Less distributions:
From net investment income                                     (0.16)         (0.06)         (0.14)         (0.23)         (0.26)
                                                              ------         ------         ------         ------         ------
From net realized gains                                        (1.60)         (2.51)         (0.73)         (0.79)         (0.40)
                                                              ------         ------         ------         ------         ------
Total distributions                                            (1.76)         (2.57)         (0.87)         (1.02)         (0.66)
                                                              ------         ------         ------         ------         ------
Net increase (decrease)                                        (1.34)         (0.84)          2.23           0.49           1.12
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $12.64         $13.98         $14.82         $12.59         $12.10
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                                         4.7%          13.1%          26.2%          11.7%          17.0%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s)                               $21,351        $23,714        $23,206        $21,123        $21,343
Ratio of expenses to average net assets                        1.27%          1.24%          1.18%          1.19%          1.24%
Ratio of net investment income to average net assets           1.53%          0.89%          0.82%          1.68%          1.88%
Portfolio turnover                                             47.9%          24.4%          63.5%          46.5%          37.1%

                                                      THE PRIMARY INCOME FUND

                                                                                 FOR THE YEARS ENDED JUNE 30,
                                                              ------------------------------------------------------------------
                                                               1999           1998           1997           1996           1995
                                                              ------         ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $13.86         $14.45         $12.77         $12.07         $11.04
                                                              ------         ------         ------         ------         ------
Net investment income                                           0.42           0.45           0.42           0.43           0.50
Net realized and unrealized gain (loss) on investments         (0.14)          1.50           2.44           1.28           1.10
                                                              ------         ------         ------         ------         ------
Total from investment operations                                0.28           1.95           2.86           1.71           1.60
                                                              ------         ------         ------         ------         ------
Less distributions:
From net investment  income                                    (0.43)         (0.44)         (0.42)         (0.43)         (0.50)
From net realized gains                                        (1.47)         (2.10)         (0.76)         (0.58)         (0.07)
                                                              ------         ------         ------         ------         ------
Total distributions                                            (1.90)         (2.54)         (1.18)         (1.01)         (0.57)
                                                              ------         ------         ------         ------         ------
Net increase (decrease)                                        (1.62)         (0.59)          1.68           0.70           1.03
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                  $12.24         $13.86         $14.45         $12.77         $12.07
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                                         3.0%          14.7%          24.1%          14.8%          14.8%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s)                                $4,276         $4,572         $4,307         $4,510         $4,221
Ratio of net expenses to average net assets                    1.00%          0.97%          0.84%          0.84%          0.84%
Ratio of net investment income to average net assets           3.46%          3.16%          3.19%          3.43%          4.35%
Ratio of expenses reimbursed to average net assets             1.12%          1.05%          0.86%          0.73%          0.76%
Portfolio turnover                                             46.9%          33.5%          48.4%          41.5%          40.9%

                                                  THE PRIMARY U.S. GOVERNMENT FUND

                                                                                 FOR THE YEARS ENDED JUNE 30,
                                                              ------------------------------------------------------------------
                                                               1999           1998           1997           1996           1995
                                                              ------         ------         ------         ------         ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                             $9.93          $9.88          $9.87         $10.09         $ 9.74
                                                              ------         ------         ------         ------         ------
Net investment income                                           0.51           0.55           0.63           0.63           0.57
Net realized and unrealized gain (loss) on investments         (0.14)          0.05           0.01          (0.22)          0.38
                                                              ------         ------         ------         ------         ------
Total from investment operations                                0.37           0.60           0.64           0.41           0.95
                                                              ------         ------         ------         ------         ------
Less distributions:
From net investment income                                     (0.51)         (0.55)         (0.63)         (0.63)         (0.57)
From net realized gains                                          --             --             --             --           (0.03)
                                                              ------         ------         ------         ------         ------
Total distributions                                            (0.51)         (0.55)         (0.63)         (0.63)         (0.60)
                                                              ------         ------         ------         ------         ------
Net increase (decrease)                                        (0.14)          0.05           0.01          (0.22)          0.35
                                                              ------         ------         ------         ------         ------
Net asset value, end of year                                   $9.79          $9.93          $9.88         $ 9.87         $10.09
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                                         3.8%           6.2%           6.7%           4.1%          10.2%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000s)                                  $768           $744           $734           $799         $1,345
Ratio of net expenses to average net assets                    1.00%          0.95%          0.75%          0.75%          0.75%
Ratio of net investment income to average net assets           5.13%          5.55%          6.41%          6.24%          5.85%
Ratio of expenses reimbursed to average net assets             4.97%          5.09%          3.84%          2.20%          1.92%
Portfolio turnover                                             21.3%          62.6%          29.3%          46.6%          63.0%

(THE PRIMARY TREND FUNDS LOGO)

WWW.PRIMARYTRENDFUNDS.COM

INVESTMENT ADVISER
 Arnold Investment Counsel Incorporated
 First Financial Centre
 700 North Water Street
 Milwaukee, Wisconsin 53202
 1-800-443-6544

OFFICERS
 Lilli Gust, President
 Barry S. Arnold, Vice President and Assistant Secretary
 James R. Arnold, Jr., Secretary and Treasurer

DIRECTORS
 Barry S. Arnold
 Lilli Gust
 Clark J. Hillery
 Harold L. Holtz

ADMINISTRATOR
 Sunstone Financial Group, Inc.
 207 East Buffalo Street, Suite 400
 Milwaukee, Wisconsin 53202

CUSTODIAN
 Firstar Bank Milwaukee, N.A.
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
 Firstar Mutual Fund Services, LLC
 615 East Michigan Street
 Milwaukee, Wisconsin 53202
 1-800-968-2122

INDEPENDENT AUDITORS
 Ernst & Young LLP
 111 East Kilbourn Avenue
 Milwaukee, Wisconsin 53202

LEGAL COUNSEL
 Foley & Lardner
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

Founding member of
100%
NO-LOAD TM
MUTUAL FUND
COUNCIL

   To learn more about the Primary Trend Funds you may want to read the Primary Trend Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Primary Trend Funds have incorporated the SAI into the Prospectus by reference. This means that you should consider the contents of the SAI to be part of the Prospectus.

   You also may learn more about the Primary Trend Funds' investments by reading the Primary Trend Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

 The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-443-6544.

 Prospective investors and shareholders who have questions about the Primary Trend Funds may CALL the above number, WRITE to the address below, or visit our WEB SITE also shown below:

 The Primary Trend Funds, Inc.
 First Financial Centre
 700 North Water Street
 Milwaukee, WI  53202
 www.primarytrendfunds.com

 The general public can review and copy information about the Primary Trend Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-800-SEC-0330 for information on the operations of the Public Reference Room.) Reports and other information about the Primary Trend Funds are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

 Public Reference Section
 Securities and Exchange Commission
 Washington, D.C.  20549-6009

 Please refer to the Primary Trend Funds' Investment Company Act File No. 811-04704 for The Primary Trend Fund and 811-05831 for The Primary Income Fund and The Primary U.S. Government Fund, when seeking information about the Primary Trend Funds from the Securities and Exchange Commission.